ABC April 1, 2015

Registrant	File No.	Form	Original Filing Date	Amended Filing Date	Explanation
Pioneer Global High Yield Fund	811-10395	N-Q/A	3/31/15	4/1/15
The Registrant amended the Form N-Q for the period ended January 31, 2015 to correct, the date of the period end on the Global High Yield funds level 3 roll forward.
• (From 10/31/2014) to period end of 1/31/15